                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                               ------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 15, 1999




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                     0-25762              54-1719855
-------------------------------      -------------       -------------------
(State or other jurisdiction of      (Commission          (IRS Employer
        incorporation)                File Number)       Identification No.)



11013 West Broad Street Road, Glen Allen, Virginia                23060
--------------------------------------------------            --------------
   (Address of principal executive offices)                     (Zip Code)



              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.              OTHER EVENTS

                     The December 1998 monthly Certificateholder's Statements to investors were distributed January 15, 1999.

ITEM 7 (c).          EXHIBITS

                     The following are filed as exhibits to this Report under
                     Exhibit 20:

                     1.     December Performance Summary

                     2.     Series 1993-4 Class A and Class B
                            Certificateholder's Statements for the month of December 1998.

                     3.     Series 1994-3 Class A and Class B
                            Certificateholder's Statements for the month of December 1998.

                     4. Series 1994-A Certificateholder's Statement for the month of December 1998.

                     5.     Series 1995-1 Class A and Class B
                            Certificateholder's Statements for the month of December 1998.

                     6.     Series 1995-3 Class A and Class B
                            Certificateholder's Statements for the month of December 1998.

                     7.     Series 1996-1 Class A and Class B
                            Certificateholder's Statements for the month of December 1998.

                     8.     Series 1996-2 Class A and Class B
                            Certificateholder's Statements for the month of December 1998.

                     9.     Series 1996-3 Class A and Class B
                            Certificateholder's Statements for the month of December 1998.

                     10.    Series 1997-1 Class A and Class B
                            Certificateholder's Statements for the month of December 1998.

                     11.    Series 1997-2 Class A and Class B
                            Certificateholder's Statements for the month of December 1998.

                     12.    Series 1998-1 Class A and Class B
                            Certificateholder's Statements for the month of December 1998.

                     13.    Series 1998-2 Class A and Class B
                            Certificateholder's Statements for the month of December 1998.

                     14.    Series 1998-3 Class A and Class B
                            Certificateholder's Statement for the month of December 1998.

                     15.    Series 1998-4 Class A and Class B
                            Certificateholder's Statement for the month of December 1998.

                     16. Series 1998-5 Certificateholder's Statement for the month of December 1998.

                     17.    Trust Excess Spread Analysis




                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                              CAPITAL ONE MASTER TRUST

                              By:    CAPITAL ONE BANK
                                     Servicer


                              By:    /s/ David M. Willey
                                     ---------------------------------------
                                     David M. Willey
                                     Senior Vice President and Treasurer

Date:  January 15, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                               -----------------




                                    EXHIBITS

                                       TO

                                    FORM 8-K




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                                          SEQUENTIALLY
EXHIBIT                                                                                   NUMBERED
NUMBER                EXHIBITS                                                            PAGE
------                --------                                                            ------------

   1                  December Performance Summary                                            07

   2                  Series 1993-4 Class A and Class B Certificate-
                      holder's Statements for the month of December 1998                      09

   3                  Series 1994-3 Class A and Class B Certificate-
                      holder's Statements for the month of December 1998                      11

   4                  Series 1994-A Certificateholder's Statement for
                      the month of December 1998                                              13

   5                  Series 1995-1 Class A and Class B Certificate-
                      holder's Statements for the month of December 1998                      14

   6                  Series 1995-3 Class A and Class B Certificate-
                      holder's Statements for the month of December 1998                      16

   7                  Series 1996-1 Class A and Class B Certificate-
                      holder's Statements for the month of December 1998                      18

   8                  Series 1996-2 Class A and Class B Certificate-
                      holder's Statements for the month of December 1998                      20

   9                  Series 1996-3 Class A and Class B Certificate-
                      holder's Statements for the month of December 1998                      22

   10                 Series 1997-1 Class A and Class B Certificate-
                      holder's Statements for the month of December 1998                      24

   11                 Series 1997-2 Class A and Class B Certificate-
                      holder's Statements for the month of December 1998                      26

   12                 Series 1998-1 Class A and Class B Certificate-
                      holder's Statements for the month of December 1998                      29

   13                 Series 1998-2 Class A and Class B Certificate-
                      holder's Statements for the month of December 1998                      32

   14                 Series 1998-3 Class A and Class B Certificate-
                      holder's Statements for the month of December 1998                      35

   15                 Series 1998-4 Class A and Class B Certificate-
                      holder's Statements for the month of December 1998                      38

   16                 Series 1998-5 Certificateholder's Statements for
                      the month of December 1998                                              41

   17                 Trust Excess Spread Analysis                                            42



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